UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event report): September 28, 2011

HSN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34061	26-2590893
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 HSN Drive

St. Petersburg, FL 33729

(Address of principal executive offices) (Zip Code)

(727) 872-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On September 28, 2011, HSN, Inc. (“HSNi”) issued a press release announcing the initiation of a capital return plan including a share repurchase program for 10 million shares and a regular quarterly cash dividend of $0.125 per share.

A copy of HSNi’s press release is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by this reference. The information contained in this report, including Exhibit 99.1, shall not be deemed “filed” with the SEC nor incorporated by reference in any registration statement filed by HSNi under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, issued September 28, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSN, INC.

Date: September 28, 2011	By:	/s/ Judy A. Schmeling
Judy A. Schmeling
Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, issued September 28, 2011.

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